Federated Prime Management Obligations Fund
A Portfolio of Money Market Obligations Trust

SUPPLEMENT TO Summary Prospectus and Prospectus DATED September 30, 2013
On February 13, 2014, the Board of Trustees of Money Market Obligations Trust approved the reorganization of Federated Prime Management Obligations Fund (PMOF) into Federated Money Market Management (MMM). Federated Investment Management Company (“Federated”) is the investment adviser to both PMOF and MMM. On February 13, 2014, based on the recommendation of the Fund's Adviser, the Board determined that the reorganization of the Fund was in the best interests of the Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the reorganization. After the reorganization, shareholders of PMOF will be invested in a fund with substantially similar investment objectives and strategies that invests exclusively in the highest rated securities and has lower net expenses.
Under the terms of the proposed Agreement and Plan of Reorganization approved by the Board of Trustees of Money Market Obligations Trust, PMOF will transfer all or substantially all of its assets to MMM in exchange solely for Institutional (IS), Capital (CAP) or Service Shares (SS) of MMM. PMOF will then distribute, pro rata, to its shareholders of record, determined as of the date of the reorganization, all of the MMM shares received by PMOF in redemption of all outstanding shares of PMOF and in complete liquidation and dissolution of PMOF.
As a result of the reorganization, each shareholder of PMOF will become a shareholder of MMM and will receive shares of MMM of equal value to their shares in PMOF. It is anticipated that the reorganization will be treated as a tax-free reorganization for federal tax purposes. PMOF will distribute any undistributed income and realized capital gains accumulated prior to the reorganization to its shareholders. These distributions, if any, will be taxable.
Prior to the reorganization, which is expected to occur at the close of business on or about June 6, 2014, Federated intends to purchase only the highest rated securities, or their equivalents to align the portfolio with MMM and to facilitate the liquidation of PMOF. PMOF may incur expenses associated with these transactions, which are not anticipated to be significant. PMOF may stop accepting new investments, and purchasing portfolio securities, at some time prior to the reorganization date in order to facilitate the transfer of its portfolio securities to MMM as part of the reorganization.
Shareholder approval is not required to effect the reorganization, but shareholders will receive a Prospectus/Information Statement which describes in detail MMM and the terms of the reorganization.
February 13, 2014

Prime Management Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452035 (2/14)